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PROXY STATEMENT TABLE OF CONTENTS

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Inovalon Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

2015 Annual Meeting of Stockholders

The 2015 Annual Meeting of Stockholders of
Inovalon Holdings, Inc. will be held at:

Loews Annapolis Hotel
126 West Street
Annapolis, MD 21401

Admission requirements

See Part 7 – "Information About the Meeting" for details on admission requirements to attend the 2015 Annual Meeting of Stockholders.

2015 Annual Meeting of Stockholders

The 2015 Annual Meeting of Stockholders of
Inovalon Holdings, Inc. will be held at:

Loews Annapolis Hotel
126 West Street
Annapolis, MD 21401

Admission requirements

See Part 7 – "Information About the Meeting" for details on admission requirements to attend the 2015 Annual Meeting of Stockholders.

Proxy Voting Options

Your vote is important!

Whether or not you expect to attend in person, we urge you to vote your shares by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card or voting instruction form at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save us the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your stock at the meeting if you desire to do so, as your vote by proxy is revocable at your option.

Voting by the Internet or telephone is fast and convenient, your vote is immediately confirmed and tabulated, and helps us reduce postage and proxy tabulation costs.

If you prefer, you can vote by mail by returning the enclosed proxy card or voting instruction form in the addressed, prepaid envelope provided.

Please do not return the enclosed paper ballot if you are voting via the Internet or by telephone.

Vote by Internet

www.proxyvote.com
24 hours a day / 7 days a week

Instructions:

1.
Read the accompanying Proxy Statement.

2.
Go to the following website: www.proxyvote.com

3.
Have your proxy card or voting instruction form in hand and follow the instructions. You can also register to receive all future stockholder communications electronically, instead of in print. This means that the annual report, Proxy Statement, and other correspondence will be delivered to you via e-mail.

Vote by Telephone

+1-800-690-6903 via touch tone phone toll-free 24 hours a day / 7 days a week

Instructions:

1.
Read the accompanying Proxy Statement.

2.
Call toll-free: 1-800-690-6903.

3.
Have your proxy card or voting instruction form in hand and follow the instructions.

July 21, 2015

Dear Stockholder,

You are cordially invited to attend the 2015 Annual Meeting of Stockholders (the "2015 Annual Meeting") of Inovalon Holdings, Inc., which will be held at the Loews Annapolis Hotel, located at 126 West Street, Annapolis, MD, 21401, on August 19, 2015, at 10:00 a.m. Eastern Time.

The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of 2015 Annual Meeting of Stockholders and Proxy Statement.

Your vote is important. Please cast your vote as soon as possible over the Internet, by telephone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the 2015 Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the 2015 Annual Meeting and to vote your shares in person.

On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of our company. We look forward to seeing you on August 19, 2015.

Sincerely,

Keith R. Dunleavy, M.D.
Chairman and Chief Executive Officer

The use of cameras or recording devices at the 2015 Annual Meeting is prohibited and they will not be allowed into the meeting or any other adjacent areas. We realize that many mobile phones have built-in cameras and recording capabilities; while these phones may be brought into the venue, the camera and recording functions may not be used at any time.

INOVALON HOLDINGS, INC.

4321 Collington Road, Bowie MD 20716

Notice of 2015 Annual Meeting of Stockholders

Date:	August 19, 2015
Time:	10:00 am Eastern Time
Place:	Loews Annapolis Hotel, 126 West Street, Annapolis, MD 21401
Record Date:
June 30, 2015. Only Class A and Class B common stockholders of record at the close of business on the record date are entitled to receive notice of, and to vote at, the 2015 Annual Meeting. As of the record date there were 25,436,749 shares of Class A common stock entitled to vote at the meeting and 122,291,720 shares of Class B common stock entitled to vote at the meeting.
Proxy Voting:
Important. Please vote your shares promptly to ensure the presence of a quorum at the meeting. Voting your shares now via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card or voting instruction form, will save the expenses and extra work of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope that is postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares at the meeting as your proxy is revocable at your option.
Voting Rights:
Holders of our Class A common stock and Class B common stock have identical voting rights, except that holders of our Class A common stock are entitled to one vote per share and holders of our Class B common stock are entitled to ten votes per share. Holders of shares of Class A common stock and Class B common stock will vote together as a single class on proposals presented at the 2015 Annual Meeting.
Items of Business:	• To elect five directors from among the nominees described in this Proxy Statement • To ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2015
• To transact such other items of business as may properly come before the meeting
Admission to Meeting:
Proof of share ownership will be required to enter the 2015 Annual Meeting. See Part 7 – "Information About the Meeting" for details. Please follow the directions to the Loews Annapolis Hotel on the last page of this Proxy Statement.

Important notice regarding the availability of proxy materials for the 2015 Annual Meeting to be held on August 19, 2015. Our Proxy Statement and Annual Report to Stockholders are available at investors.inovalon.com under the "SEC Filings" section.

By order of the Board of Directors

Shauna L. Vernal
Chief Legal Officer and Corporate Secretary
July 21, 2015

PROXY STATEMENT TABLE OF CONTENTS

Table of Contents	i

PROXY SUMMARY

This summary highlights information contained elsewhere in the Proxy Statement. This summary does not contain all of the information you should consider. Please read the entire Proxy Statement carefully before voting. For the purposes of this summary and the Proxy Statement, Inovalon Holdings, Inc. may also be referred to as "us", "our", and "Company" and, together with its subsidiaries, as "Inovalon".

2015 Annual Meeting of Stockholders

Date:	August 19, 2015
Time:	10:00 am Eastern Time
Place:	Loews Annapolis Hotel 126 West Street Annapolis, MD 21401
Record Date:	June 30, 2015
Voting:
Stockholders as of the record date are entitled to vote. Each share of Class A common stock is entitled to one vote for each director nominee and one vote for the ratification of Deloitte & Touche LLP as our independent auditor for fiscal year 2015 and each share of Class B common stock is entitled to ten votes for each director nominee and ten votes for the ratification of Deloitte & Touche LLP as our independent registered auditor for fiscal year 2015.
Admission To Meeting:
Proof of share ownership will be required to enter the 2015 Annual Meeting. See Part 7 – "Information About the Meeting" for details. Please follow the directions to the Loews Annapolis Hotel on the last page of this Proxy Statement.

Meeting Agenda

•
Election of five directors
•
Ratification of Deloitte & Touche LLP ("Deloitte & Touche") as our independent auditor for fiscal year 2015
•
Transact other business that may properly come before the meeting

Voting Matters and Vote Recommendation

See Part 6 – "Proposals to be voted on at the meeting" for more information.

Matter	Board Vote Recommendation	Votes Required for Approval	Abstentions	Uninstructed Shares
Election of 5 directors	For each director nominee	Plurality	Not voted	Not voted
Ratification of Deloitte & Touche LLP as our independent auditor for fiscal year 2015	For	Majority of voting power represented in person or by proxy	Not voted	Discretionary vote
Proxy Summary	I

Our Director Nominees

See Part 2 – "Board of Directors" for more information.

The following table provides summary information about each director nominee. Each director is elected annually by a plurality of votes cast.

Name	Age	Director Since	Occupation	Independent	Other Public	Committee Memberships

					Boards	AC	CC	NCG	SCP
Keith R. Dunleavy, M.D.	46	2006	CEO, Inovalon		0				M
Denise K. Fletcher	66	2012	Former Executive Vice President, Finance of Vulcan Inc.	•	1	C, F	M	M	M
André S. Hoffmann	57	2008	Vice Chairman of Roche Holding, Ltd.	•	0			C
Lee D. Roberts	62	2012	President and CEO of Bluewater Consulting	•	2	M, F	C
William J. Teuber, Jr.	63	2013	Vice Chairman EMC Corporation	•	2	M, F	M	M	C

AC	Audit Committee	C	Chair
CC	Compensation Committee	M	Member
NCG	Nominating and Corporate Governance Committee	F	Financial expert
SCP	Security and Compliance Committee

Attendance

Each director nominee is a current director and attended at least 75% of the aggregate of all fiscal year 2014 meetings of our Board of Directors ("Board") and each committee on which he or she served.

Auditors

See Part 5 – "Audit Committee Matters" for more information.

We ask that our stockholders ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2015. Below is summary information about Deloitte & Touche LLP's fees for services provided in fiscal years 2014 and 2013 (in thousands).

Fee	Year ended December 31,

	2014	2013
Audit and audit related fees	$594	$318
Tax fees	482	435
All other fees	45	43

Total	$1,121	$796

Proxy Summary	II

2016 Annual Meeting of Stockholders

Stockholder proposals submitted for inclusion in our 2016 proxy statement pursuant to Securities and Exchange Commission ("SEC") Rule 14a-8 must be received by us no earlier than the close of business on April 21, 2016 and no later than the close of business May 21, 2016; provided however, in the event that the date of the 2016 Annual Meeting of Stockholders ("2016 Annual Meeting") is more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2015 Annual Meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to the 2016 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2016 Annual Meeting or the 10th day following the day on which public announcement of the date of the meeting is first made.

In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders, other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must comply with the advance notice provisions and other requirements of Article I, Section 1 of our bylaws, which are on file with the SEC and may be obtained from our Secretary upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the stockholders for the 2016 Annual Meeting must be received no earlier than the close of business on April 21, 2016 and no later than the close of business May 21, 2016; provided however, in the event that the date of the 2016 Annual Meeting is more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2015 Annual Meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to the 2016 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2016 Annual Meeting or the 10th day following the day on which public announcement of the date of the meeting is first made.

Note about Forward-Looking Statements

This Proxy Statement includes estimates, projections and statements relating to our business plans, objectives and expected operating results that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Exchange Act. Forward-looking statements may appear throughout this report, including this Proxy Summary and Part 3 – "Named Executive Officer Compensation." These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate,"

"intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in "Risk Factors" of our annual reports on Form 10-K and quarterly reports on Form 10-Q. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

Proxy Summary	III

PART 1 – CORPORATE GOVERNANCE AT INOVALON

Corporate Governance Principles and Practices

Corporate Governance Profile

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

•
the Board is not classified, with each of our directors subject to re-election annually;

•
four of our five directors satisfy the listing standards for independence of the NASDAQ Global Select Market ("NASDAQ");

•
our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are each comprised entirely of independent directors;
•
three of our four independent directors qualify as an "audit committee financial expert" as defined by the SEC;

•
we comply with the applicable corporate governance listing standards of the NASDAQ; and

•
we do not have a stockholder rights plan.

Our directors stay informed about our business by attending meetings of the Board and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

Board Leadership Structure

Keith R. Dunleavy, M.D., our CEO, serves as Chairman of the Board and presides over meetings of the Board, and holds such other powers and carries out such other duties as are customarily carried out by the Chairman of the Board. Dr. Dunleavy brings valuable insight to the Board due to the perspective and experience he brings as our founder and CEO and his extensive experience in the technology and healthcare industries. The Board has determined that as the individual primarily responsible for the day-to-day management of business operations, Dr. Dunleavy is best positioned to chair regular Board meetings as the directors discuss key business and strategic issues. The Board's administration of its risk oversight function is not affected by the Board's leadership structure.

Director Independence

The listing rules of NASDAQ generally require that a majority of the members of a listed company's board of directors be independent within specified periods following the closing of an initial public offering. The Board has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under NASDAQ Marketplace Rule 5605(a)(2).

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act and the listing standards adopted pursuant to Rule 10C-1. In order to be considered independent for purposes of Rule 10C-1, a listed company's board of directors must consider the sources of compensation of the member of the compensation committee, including any consulting, advisory, or other compensatory fee paid by the Company to the member, and whether the member is affiliated with the Company or any of its subsidiaries or their affiliates.

Corporate Governance at Inovalon	1

Risk Oversight

One of the key functions of the Board is informed oversight of our risk management process. The Board administers this oversight function directly, with support from its four standing committees, the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Security and Compliance Committee, each of which addresses risks specific to their respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking. Our Nominating and Corporate Governance Committee monitors the effectiveness of our Board of Directors Corporate Governance Charter and code of business conduct and ethics, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Security and Compliance Committee monitors the effectiveness of our physical and cybersecurity and related policies, as well as our compliance with legal and regulatory requirements.

Code of Business Conduct and Ethics

The Board has adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors. Additionally, the Board has adopted a supplemental code of ethics for senior financial officers, which applies to our Chief Executive Officer, Chief Financial Officer, and other senior financial officers, who have been designated by our Chief Executive Officer. Among other matters, our code of business conduct and ethics and supplemental code of ethics for senior financial officials are designed to deter wrongdoing and to promote:

•
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
full, fair, accurate, timely and understandable disclosures in our SEC reports and other public communications;

•
compliance with applicable laws, rules, and regulations;

•
prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•
accountability for adherence to the code of business conduct and ethics.

Any waiver of the code of conduct for our executive officers or directors must be approved by the Board or a committee thereof, and any such waiver will be promptly disclosed as required by law or NASDAQ regulations.

The full text of our code of business conduct and ethics and supplemental code of ethics for senior financial officers is posted on our website at investors.inovalon.com under the "Governance" section. The reference to our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. We intend to disclose future amendments to our code of conduct, or waivers of these provisions, that are required to be disclosed under the rules of the SEC or NASDAQ on our website or in public filings.

Corporate Governance at Inovalon	2

PART 2 – BOARD OF DIRECTORS

Five directors have been nominated for election at the 2015 Annual Meeting to hold office until the 2016 Annual Meeting. Information about their professional backgrounds, qualifications, and other board memberships follows.

Director Nominations and Qualifications

Director Selection Process

The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee Charter, our Board Diversity Policy, and our Board of Directors Corporate Governance Charter, the Nominating and Corporate Governance Committee develops on an annual basis guidelines and criteria for the selection of candidates for directors of the Board. The Nominating and Corporate Governance Committee considers whether a potential candidate for director has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the

Board. Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and the Chairman of the Board and Chief Executive Officer as well as by stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends the nominees for directorship to the Board. Taking the Nominating and Corporate Governance Committee's recommendation into consideration, the Board then approves the nominees for directorship for stockholders to consider and vote upon at the annual meeting of stockholders.

Board Membership Criteria

The Nominating and Corporate Governance Committee works with the Board to determine the appropriate characteristics, skills, and experiences for the Board as a whole and its individual members, with the objective of having a board with diverse backgrounds and experience in business, education, and public service. Characteristics expected of all directors include integrity, high personal and professional ethics, financial literacy, sound business judgment, mature confidence and personal accountability, high performance standards, and the ability and willingness to commit sufficient time to the Board.

In evaluating the suitability of individual Board members, our Board considers many factors, including general understanding of marketing, finance, and other disciplines relevant to the success of a publicly traded company in today's business environment; understanding of our business and technology;

educational and professional background; personal accomplishment; and geographic, gender, age, and ethnic diversity. Our Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience.

With respect to the current director nominees, the table below summarizes key qualifications, skills, or attributes most relevant to the decision to nominate him or her to serve on the Board. A mark indicates a specific area of focus or expertise on which the Board relies most. The lack of a mark does not mean the director nominee does not possess that qualification or skill. Each director nominee biography below describes these qualifications and relevant experience in more detail.

Board of Directors	3

Experience, Expertise or Attribute	Dunleavy	Fletcher	Hoffmann	Roberts	Teuber
Technology	•	•		•	•
Healthcare	•		•
Leadership	•	•	•	•	•
Government and Regulatory	•
Financial		•		•	•
Public Company Board Service and Governance		•		•	•
Sales and Marketing	•		•	•	•
Research and Academic	•		•
Geographic, Gender, Age, Ethnic or Other Diversity		•	•

Director Candidates Submitted by Stockholders

The Nominating and Corporate Governance Committee does not solicit director nominations, but will consider stockholder recommendations sent to the Chair of the Nominating and Corporate Governance Committee c/o Inovalon Holdings, Inc., 4321 Collington Road, Bowie, Maryland 20716. Any such recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications and an explanation of the reasons why the stockholder believes this candidate is qualified for service on the Board. The stockholder must also provide such other information about the candidate that would be required by SEC rules to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. The stockholder must also submit proof of the stockholder's holding of Company stock.

Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates.

Stockholders wishing to nominate directors directly for election to the Board must follow the procedures described in Article I, Section 1 of our bylaws, including (among other requirements) the giving of written notice of the nomination to our Secretary no earlier than 120 days and no later than 90 days prior to the first anniversary of the date of the proxy statement for the previous year's annual meeting of stockholders. The stockholder's notice must set forth as to each nominee all information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act if the candidate had been nominated by or on behalf of the Board.

Board of Directors	4

Our Director Nominees

Keith R. Dunleavy, M.D. Age 46 Director since 2006 Inovalon Committees • Security and Compliance	Other Public Company Directorships • None

Dr. Dunleavy has served as our Chief Executive Officer since his organization of our predecessor companies in 1998, as Chairman of the Board since the creation of the Board in 2006, and as President from our foundation until May of 2014. Dr. Dunleavy is responsible for the overall execution of our business plan, strategic relationships, and the identification and realization of our product strategy and vision. During his tenure building Inovalon, Dr. Dunleavy has worked extensively with a wide array and number of healthcare organizations, regulatory and oversight bodies, and technology companies examining the growing role of data within healthcare, and its ability to drive meaningful insight and improvement for its constituents. Dr. Dunleavy serves as a Director on the Dartmouth Medical School Board of Overseers, has authored or co-authored a number of scientific journal articles, abstracts, and proprietary research papers, and has presented his work and materials at multiple national and international conferences. Dr. Dunleavy received a Bachelor's degree in Biology modified with Engineering with High Honors from Dartmouth College, where his studies and work focused upon the neurosciences, computer sciences and engineering and his honors thesis focused on the computer simulation of artificial human cerebellar functional units. He earned his doctorate in medicine from Harvard Medical School, completed his medical residency at The Johns Hopkins Hospital in Baltimore, Maryland, and practiced and was Board Certified in Internal Medicine.

We believe that Dr. Dunleavy's knowledge of Inovalon and its business and his extensive experience in the technology and healthcare industries uniquely qualifies him to serve as the Chairman of the Board.

Denise K. Fletcher Age 66 Director since 2012 Inovalon Committees • Audit • Compensation • Nominating and Corporate Governance • Security and Compliance	Other Public Company Directorships • Unisys

Ms. Fletcher has served as a director of Inovalon since 2012. Ms. Fletcher is a former Executive Vice President, Finance of Vulcan Inc., an investment and project company organized by Microsoft co-founder Paul Allen, a position she held from 2005 to 2008. From 2004 to 2005, she served as Chief Financial Officer of DaVita, Inc., a provider of dialysis services in the United States. From 2000 to 2003, she was Executive Vice President and Chief Financial Officer of MasterCard International, an international payment solutions company. Before joining MasterCard, she served as Chief Financial Officer of Bowne Inc., a global document management and information services provider. Ms. Fletcher is a director of Unisys, a worldwide information technology company, and a member of the supervisory board of Mazars Group, an international organization that specializes in audit, accounting, tax, legal, and advisory services. During 2004 and 2005, she served as a director of Sempra Energy and of Orbitz, Inc.

We believe Ms. Fletcher's significant achievements as a senior corporate financial and operating officer with a wide range of industry experiences, coupled with her service as a director for other public companies, qualifies her to serve as one of our directors and the chairperson of our Audit Committee. Ms. Fletcher graduated Phi Beta Kappa from Wellesley College and received her master's degree from Harvard University.

Board of Directors	5

André S. Hoffmann Age 57 Director since 2008 Inovalon Committees • Nominating and Corporate Governance	Other Public Company Directorships • None

Mr. Hoffmann has served as a director of Inovalon since 2008. Since 2006, Mr. Hoffmann has served as the Vice Chairman of the board of Roche Holding, Ltd., one of the world's largest diversified healthcare companies focused on medical diagnostics and treatments, and has served as a board member since 1996. Mr. Hoffmann also has served as Non-Executive Vice Chairman of Givaudan SA, the world's leading flavor and fragrance company, since 2008 and as a non-executive member of the Board since 2000. Since 1999, Mr. Hoffmann also has served as the Chairman and owner of Massellaz S.A., a research and advisory company, and, from 2005 to 2013, served as the Chairman and owner of Nemadi Advisors Ltd., a private equity advisory company. Mr. Hoffmann also serves as a director for Genentech Inc., one of the world's largest biotechnology companies, ultimately acquired by Roche, Amazentis SA, a private therapeutics and diagnostics company, and Glyndebourne Productions Ltd., a service company.

We believe that Mr. Hoffmann's experience as the Vice Chairman of one of the world's largest diversified healthcare companies and his significant industry expertise qualify him to serve as one of our directors. Mr. Hoffmann studied economics at the University of St. Gallen and holds a Master of Business Administration from INSEAD.

Lee D. Roberts Age 62 Director since 2012 Inovalon Committees • Audit • Compensation	Other Public Company Directorships • QAD, Inc. • Unisys

Mr. Roberts has served as a director of Inovalon since 2012. Since 2008, Mr. Roberts has served as President and Chief Executive Officer of Bluewater Consulting, an information technology management consulting company. From 2006 to 2008, Mr. Roberts was the Vice President and General Manager, IBM Document & Content Management for IBM Corporation. In 2006, IBM acquired FileNET Corporation, where Mr. Roberts had served as President and Chief Executive Officer from 1997 through 1999, and as Chairman and Chief Executive Officer from 2000 until its acquisition in 2006. Mr. Roberts currently serves on the boards of QAD, Inc., a publicly-traded provider of enterprise resource planning and supply chain software, and Unisys, a worldwide information technology company. Mr. Roberts has also served on the boards of a number of other public and private companies, including, most recently, Varolii Corporation, a privately-held provider of on-demand communications software services.

We believe Mr. Roberts' decades of leadership experience with technology companies and deep understanding of information technology, technology trends and customer requirements qualify him to serve as one of our directors. Mr. Roberts earned Bachelor's degrees in Economics, Biology, and Chemistry at California State University, San Bernardino and his MBA degree with honors at the University of California, Riverside. He completed IBM's Executive International Management Program in Belgium and Executive Management Development programs at Harvard University.

Board of Directors	6

William J. Teuber, Jr. Age 63 Director since 2013 Inovalon Committees • Audit • Compensation • Nominating and Corporate Governance • Security and Compliance	Other Public Company Directorships • EMC Corporation • Popular, Inc.

Mr. Teuber has served as a director of Inovalon since 2013. Since 2006, Mr. Teuber has served as Vice Chairman of EMC Corporation, a world leader in information infrastructure technology, big data, cloud computing, and data security solutions, where he assists the Chairman, President, and Chief Executive Officer in the day-to-day management of EMC. From 2006 to 2012, Mr. Teuber oversaw EMC Customer Operations, EMC's global sales and distribution organization. Mr. Teuber additionally serves as a member of the board of Pivotal Software, a big data and cloud computing company and member of the EMC federation structure. Prior to being appointed Vice Chairman of EMC, Mr. Teuber served as Chief Financial Officer of EMC from 1996 to 2006, where he was responsible for leading EMC's worldwide finance operation. Prior to joining EMC, Mr. Teuber was a partner in the Audit and Financial Advisory Services practice of Coopers & Lybrand L.L.P. from 1988 to 1995. Mr. Teuber is the lead director of Popular, Inc., a diversified financial services company that includes Banco Popular as a holding. He is also a Trustee of the College of the Holy Cross.

We believe that Mr. Teuber's significant financial and accounting expertise, his extensive insight into the global big data and cloud computing technology marketplace, and his experience providing strategic direction to a large public technology company qualify Mr. Teuber to serve as one of our directors. Mr. Teuber holds a Master of Business Administration from Babson College, a Master of Science in Taxation from Bentley College, and a Bachelor's degree from the College of the Holy Cross.

Meetings and Meeting Attendance

During 2014, the Board met eight times, our Audit Committee met three times, and our Compensation Committee met three times. Our Nominating and Corporate Governance Committee was not established until February 12, 2015 and therefore did not meet during 2014. All of our directors attended 75% or more of the aggregate of all Board meetings and meetings of the committees on which they served during the last fiscal year. Directors are expected to attend our annual meeting of stockholders.

Board Committees

As of February 12, 2015, the Board established four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Security and Compliance Committee. Each of these committees has the composition and responsibilities described below. Members serve on these committees until their resignations or until otherwise determined by the Board.

Board of Directors	7

Committees of the Board

Name	Audit	Compensation	Nominating and Corporate Governance	Security and Compliance
Keith R. Dunleavy, M.D.				Member
Denise K. Fletcher	Chair	Member	Member	Member
André S. Hoffman			Chair
Lee D. Roberts	Member	Chair
William J. Teuber, Jr.	Member	Member	Member	Chair

Below is a description of each standing committee. Each committee has authority to engage legal counsel or other advisors or consultants as it deems appropriate to carry out its responsibilities.

Audit Committee

The composition of our Audit Committee meets the requirements for independence under the current NASDAQ and SEC rules and regulations. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In addition, the Board has determined that Ms. Fletcher, Mr. Teuber, and Mr. Roberts are "audit committee financial experts" as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. This designation does not impose on them any duties, obligations, or liabilities that are greater than are generally imposed on members of our Audit Committee and the Board. Our Audit Committee is responsible for, among other things, oversight related to:

•
our accounting and financial reporting processes;

•
the integrity of our financial statements;

•
our policies and procedures to fulfill our responsibilities regarding the fair and accurate presentation of our financial statements;

•
the audit of our financial statements;
•
major issues regarding accounting principles and financial statement presentations;

•
our independent registered public accounting firm's performance and qualifications; and

•
the review of all related party transactions for potential conflict of interest situations on an ongoing basis and the approval of all such transactions.

The Audit Committee is also responsible for the appointment, compensation, retention, and oversight of the work of any accounting firm engaged (including resolution of disagreements between management and such firm regarding financial reporting) for the purpose of performing audit, review, or attest services for the Company; for the review with our independent registered public accounting firm of any audit problems or difficulties and management's response; and for assisting the Board in its oversight of our compliance with legal and regulatory requirements. Finally, the Audit Committee prepares the Audit Committee report required by SEC regulations to be included in our annual proxy statement.

Compensation Committee

The composition of our Compensation Committee meets the requirements of independence under NASDAQ Marketplace Rule 5605(a)(2). Each member of this committee is an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"). Our Compensation Committee is responsible for, among other things:

•
based on the evaluation of the performance of the Chief Executive Officer and other officers, approving and recommending to the Board for review and approval by a majority of the independent directors, the annual compensation of the CEO and other officers, including salary, bonus, equity compensation awards and other benefits;
Board of Directors	8

•
determining the objectives of our officer compensation programs, identifying what the programs are designed to reward, and modifying (or recommending that the Board modify) the programs as necessary, consistent with such objectives and intended rewards;

•
ensuring appropriate corporate performance objectives regarding compensation of our officers are set and determining the extent to which they are achieved and any related compensation earned;
•
administering our incentive-compensation plans and equity-based plans as in effect and as adopted from time to time by the Board; and

•
reviewing approving, or recommending to the Board for approval any new equity compensation plan or any material change to an existing plan and conducting any valuations required under an equity compensation plan.

Nominating and Corporate Governance Committee

The composition of our Nominating and Corporate Governance Committee meets the requirements of independence under Nasdaq Marketplace Rule 5605(a)(2). Our Nominating and Corporate Governance Committee is responsible for, among other things:

•
identifying and recommending candidates for membership on the Board;
•
reviewing and recommending our corporate governance guidelines and policies;

•
reviewing proposed waivers of the code of conduct for directors and executive officers;

•
overseeing the process of evaluating the performance of the Board; and

•
assisting the Board on corporate governance matters.

Security and Compliance Committee

Our Security and Compliance Committee is directly responsible for, among other things, oversight related to:

•
our compliance with law, rules and regulations, including the health insurance portability and accountability act (HIPAA);

•
our privacy and security programs, including:

  o
  the security and protection of protected health information (PHI);
  o
  physical security of our properties, including our datacenters; and
  o
  security of platform, network and big data systems and software;
•
the periodic review and assessment of the adequacy and functionality of our privacy and security programs;

•
ensuring that our privacy and security programs are aligned with our and our clients' business objectives and goals;

•
our disaster recovery and business continuity plans; and

•
in conjunction with the Board and our Chief Executive Officer, the roles and responsibilities of our Chief Technology Officer, Chief Security Officer, Chief Compliance Officer, and Chief Privacy Officer.
Board of Directors	9

Communicating with the Board

The Board provides a process for stockholders and all other interested parties to send communications to the Board. Any stockholder and all other interested parties who wish to communicate with the Board or any specific director, including the Chairman, may write to:

Inovalon Holdings, Inc.
Attention: Board of Directors
C/O Shauna L. Vernal
Chief Legal Officer and Corporate Secretary
4321 Collington Road
Bowie, Maryland 20716

Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters. Instructions for making a report are also available at http://investors.inovalon.com

Director Compensation

Fiscal Year 2014 Director Compensation

This table describes the cash and equity portions of the annual retainer paid to each non-employee director in fiscal year 2014. Dr. Dunleavy, who is our Chief Executive Officer, receives no compensation for his service as a director. The compensation received by Dr. Dunleavy as an employee is described in Part 4 – "Named Executive Officer Compensation – Summary Compensation Table."

Name	Fees Earned or paid in cash[1] ($)	Option awards2,[3] ($)	Total ($)
Denise K. Fletcher	50,000	52,994	102,994
André S. Hoffmann	25,000[4]	52,994	77,994
Lee D. Roberts	50,000	52,994	102,994
William J. Teuber, Jr.	50,000	52,994	102,994

(1)
Represents retainer for service as a director, which is paid in equal quarterly installments of $12,500.
(2)
The amounts reported in the Option Awards column represent the grant date fair value of the stock options granted to the directors during 2014, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in our Annual Report on Form 10-K for the year ended December 31, 2014 in Note 8 to the consolidated financial statements and under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies and Estimates – Stock-Based Compensation." Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the directors upon exercise of the options.
(3)
The shares underlying these options vest in full on the first anniversary of the date of grant.
(4)
Mr. Hoffmann waived his right to receive compensation as a director through June 30, 2014.

Under our policy with respect to the compensation payable to our non-employee directors, each non-employee director will receive an annual cash retainer of $50,000, an annual award of $75,000 payable in equity, and reimbursement for his or her reasonable out-of-pocket expenses incurred in attending meetings of the Board and its committees. Directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions in our certificate of incorporation and bylaws.

Certain Relationships and Related Transactions

In addition to the executive officer and director compensation arrangements discussed elsewhere in this Proxy Statement, since January 1, 2014, there have not been any transactions to which we have been a

Board of Directors	10

participant, in which the amount involved in the transaction exceeds or will exceed $120,000 and in which any of our directors, executive officers, or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Stockholders' Agreement

We are a party to the Second Amended and Restated Stockholders Rights Agreement, dated September 15, 2014 ("Stockholders' Agreement"), with the existing holders of our Class B common stock, including Keith R. Dunleavy, M.D., our Chief Executive Officer and Chairman, André S. Hoffmann, a member of the Board, Denise K. Fletcher, a member of the Board, William J. Teuber, a member of the Board, and

Daniel L. Rizzo, our Chief Innovation Officer. In addition, any of our executive officers or directors who exercise options to purchase our Class B common stock subsequent to the date of this Proxy Statement will become a party to the Stockholders' Agreement at such time. These stockholders are entitled to rights with respect to the registration of their shares for resale.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our restated bylaws also require us to advance expenses incurred by our directors and officers.

Shareholders Voting Agreement

We are party to the Shareholders Voting Agreement, dated September 15, 2008, with the holders of a majority of our Class B common stock, including Keith R. Dunleavy, M.D., our Chief Executive Officer and Chairman, André S. Hoffmann, a member of the Board, and Daniel L. Rizzo, our Chief Innovation Officer, or entities controlled by them. Under the Shareholders Voting Agreement, the parties agreed to vote all shares of our voting capital stock, then owned and subsequently acquired by them, to elect André Hoffmann (or another individual mutually agreed upon by the parties) to the Board. Unless otherwise agreed by the holders of a majority of the shares subject to the agreement, the Shareholders Voting Agreement will terminate on the earliest to occur of the following: (i) as to Mr. Hoffmann, at such time as he owns less than 10% of our outstanding capital on a fully diluted basis; (ii) as to the other parties to the agreement, at such time as they own, in the aggregate, less than 50% of our outstanding capital stock on a fully diluted basis; and (iii) September 15, 2018.

Equity Grants to Executive Officers and Directors

We have granted stock options to our executive officers and directors, as more fully described in the sections of this Proxy Statement entitled "Named Executive

Officer Compensation" and "Director Compensation," respectively.

Review, Approval, or Ratification of Transactions with Related Parties

Our policy and the charters of our Audit Committee and our Nominating and Corporate Governance Committee require that any transaction with a related party that must be reported under applicable rules of the SEC (other than compensation-related matters)

must be reviewed and approved or ratified by the Audit Committee, unless the related party is, or is associated with, a member of that committee, in which event the transaction must be reviewed and approved by the Nominating and Corporate Governance Committee.

Board of Directors	11

PART 3 – EXECUTIVE OFFICERS

Backgrounds

The following table provides information regarding our executive and key officers.

Name	Age	Position
Keith R. Dunleavy, M.D.	46	Chief Executive Officer and Chairman of the Board
Robert A. Wychulis	60	President
Christopher E. Greiner	39	Chief Product and Operations Officer
Thomas R. Kloster	55	Chief Financial Officer
Daniel L. Rizzo	38	Chief Innovation Officer
Jason Z. Rose	44	Chief Strategic Development Officer
Joseph R. Rostock	52	Chief Technology Officer
Shauna L. Vernal	46	Chief Legal Officer and Corporate Secretary

Set forth below is a description of the background of our executive and key officers, except Dr. Dunleavy. Dr. Dunleavy's background is described above under Part 2 – "Board of Directors – Our Director Nominees."

Robert A. Wychulis, President

Mr. Wychulis has served as our President since May 2014. In this role, Mr. Wychulis serves as the general manager of Inovalon, ultimately responsible for all aspects of Inovalon's goals and commitments around day-to-day product and service delivery, performance, support, and client value achievement.

Prior to joining Inovalon, from 2008 to May 2014, Mr. Wychulis served as the President of the WellPoint New York government program health plan, HealthPlus, an Amerigroup company, where he was responsible for the management of the company's product portfolio within the New York region. Prior to joining WellPoint/Amerigroup, from 2003 to 2008, Mr. Wychulis served as President and CEO of the Florida Association of Health Plans, where he grew the association from eight to 26 plans in four years. From 1995 to 2002, Mr. Wychulis served as President and CEO of HealthPlan Southeast, a North Florida managed care company comprised of state employee, commercial and Medicaid/CHP contracts.

Mr. Wychulis received his Bachelor of Political Science degree from the City College of New York and his Masters of Health Administration and Planning from the Wagner School of Public Administration at New York University.

Christopher E. Greiner, Chief Product and Operations Officer

Mr. Greiner has served as our Chief Product and Operations Officer since May 2013. In this role, Mr. Greiner is responsible for managing and overseeing the implementation, service delivery, performance and reporting of all of our developed product and solution groups.

Prior to joining Inovalon as Chief Product Officer in May 2013, from November 2012 to April 2013, Mr. Greiner served as a Vice President at Computer Sciences Corporation, where he was responsible for financial management of the company's commercial portfolio. From April 1999 to November 2012, Mr. Greiner served as the combined Chief Operating Officer and Chief Financial Officer of IBM's Business Analytics division, formally known as Cognos. Prior to this position, Mr. Greiner was responsible for IBM's global services business based in Shanghai, China, and Tokyo, Japan. Additionally, Mr. Greiner fulfilled multiple roles in finance and operations both within IBM's U.S. business and overseas operations in Australia, India, China, Hong Kong, Taiwan, and Singapore.

Mr. Greiner received a Bachelor of Business Administration in Finance and Economics from Baylor University.

Executive Officers	12

Thomas R. Kloster, C.P.A. (inactive), Chief Financial Officer

Mr. Kloster has served as our Chief Financial Officer since March 2014. In this role, Mr. Kloster is responsible for the oversight of all financial activities, including financial reporting, treasury, tax, budgeting and forecasting, and audit, as well as facility management.

Prior to joining Inovalon, from August 2011 to January 2014, Mr. Kloster served as the Chief Financial Officer at Algeco Scotsman, where he led all financial aspects of this $2.1 billion private-equity-owned entity operating in 35 countries. Prior to Algeco Scotsman, from September 2010 to July 2011, Mr. Kloster was the sole managing partner of Austin Partners, LLC, a financial and accounting project based consulting firm. From May 1996 to May 2000 and from August 2003 to September 2010, Mr. Kloster served in various financial roles, including as Chief Financial Officer from January 2005 to September 2010 for Primus Telecommunications Group, Inc. (now HC2 Holdings Inc.), where he oversaw the financial growth of the company from a private start-up to a publicly traded multinational corporation. Primus Telecommunications Group, Incorporated filed for Chapter 11 bankruptcy on March 16, 2009, but re-emerged from bankruptcy on July 1, 2009. From 2001 to 2003, Mr. Kloster served in senior operations and accounting positions at Sprint Corporation and, from 1994 to 1996, in senior accounting positions with MCI Communications Corporation. Mr. Kloster also served as the Chief Financial Officer for Cidera, Inc. from 2000 to 2001, where he was responsible for the operation of all financial functions, capital financings, investor relations, and banking relationships. Prior to his tenure in finance positions within the telecommunications industry, Mr. Kloster held roles focusing on auditing within PricewaterhouseCoopers LLP and Ernst & Whinney LLP from 1982 to 1994.

Mr. Kloster earned a Bachelor of Science degree in business administration from the University of Texas, and he is a certified public accountant (inactive).

Daniel L. Rizzo, Chief Innovation Officer

Mr. Rizzo has served as our Chief Innovation Officer since March 2012. In this role, Mr. Rizzo is responsible for the coordination and oversight of new product development and material product updates and expansions of capability, including design, functionality, development, quality testing processes, and modularized rollouts and operational expansions. Mr. Rizzo is also responsible for all aspects of our dataset assets, including processes to support and achieve the high integrity, reliability, and security; accuracy and efficiency of integration; comprehensive policies and procedures for the access and utilization; and ultimate realization of value for Inovalon, its clients, and the healthcare community. In addition to these roles, Mr. Rizzo serves as our Security Officer. Prior to assuming his current position with Inovalon, from January 2010 to March 2012, Mr. Rizzo served as our Chief Product Officer. Before serving as our Chief Product Officer, from May 2008 to January 2010, Mr. Rizzo served as our Chief Product Technology Officer.

Prior to joining Inovalon, Mr. Rizzo served in various roles for Founding Advisors, Inc., a specialized management consulting firm. Before joining Founding Advisors, Mr. Rizzo was a senior consultant at Arthur Andersen, LLP where he advised clients in the healthcare, telecommunications, and insurance industries.

Mr. Rizzo holds the Chartered Financial Analyst designation, and he graduated Summa Cum Laude with a bachelor of arts degree in Business Administration from Loyola College in Maryland.

Jason Z. Rose, Chief Strategic Development Officer

Mr. Rose has served as our Chief Strategic Development Officer since September 2013. In this role, Mr. Rose is responsible for all aspects of introducing, launching and expanding Inovalon's product and technology presence within the healthcare marketplace. Previously, from 2012 to September 2013, Mr. Rose served as our Senior Vice President, Business Development, and prior to that as our Vice President, Care and Quality Management. In

Executive Officers	13

this role, he was responsible for the execution of product design, implementation and business development and expansion of Inovalon's care and quality management product solutions.

Prior to joining Inovalon, from 2007 to 2008, Mr. Rose served as Senior Vice President of Public Programs Health and Disease Management Services for APS Healthcare, Inc., a provider of specialty healthcare solutions, where he was responsible for overseeing all aspects of Health and Disease Management programs across the Public Programs division. Prior to joining APS Healthcare, from 2004 to 2007, Mr. Rose served as Vice President for INSPIRIS, Inc. where he was responsible for the creation and management of the suite of care management offerings for improving continuity of care across acute and post-acute settings. Before joining INSPIRIS, Mr. Rose served as Assistant Vice President, Information Technology for Ardent Health Services from May 2002 to March 2004. Prior to joining Ardent Health Services, Mr. Rose served as a senior consultant for Cap Gemini Ernst & Young (now Accenture) in addition to Cerner Corporation.

Mr. Rose earned his Masters of Health Services Administration (MHSA) degree from The George Washington University School of Business. Mr. Rose received a Bachelor of Science degree in Psychology from Radford University.

Joseph R. Rostock, Chief Technology Officer

Mr. Rostock has served as our Chief Technology Officer since May 2013. In this role, Mr. Rostock is responsible for the oversight of all design, maintenance, security, connectivity, redundancy, operations, and support of all technology requirements of both internal operations and the services of Inovalon.

Prior to joining Inovalon, from July 2011 to April 2013, Mr. Rostock served as the Vice President and Chief Technologist for The Alliance for Telecommunications Industry Solutions, a technology and solutions development organization for the telecommunications industry. From May 1986 to June 2011, Mr. Rostock served in many ascending roles at Verizon Communications Inc., most recently Senior Fellow, a position reserved for executives possessing both deep technology expertise and broad management and leadership skills.

Mr. Rostock received a Bachelor of Arts Degree from Temple University and completed graduate studies in Computer Science at St. Joseph's University.

Shauna L. Vernal, Chief Legal Officer

Ms. Vernal has served as our Chief Legal Officer and Corporate Secretary since August 2013. In this role, she holds responsibility for the planning, management, execution, and oversight of all legal, liability, regulatory, intellectual property, and risk management matters across all aspects of Inovalon.

Prior to joining Inovalon, Ms. Vernal served as Chief Legal Officer for Falck USA, a large provider of emergency medical services, from April 2012 to April 2013, where she oversaw all legal aspects of Falck USA's operations, including mergers and acquisitions and other strategic matters. Prior to her tenure at Falck, from September 2000 to March 2012, Ms. Vernal served in various senior strategic legal roles at Microsoft Corporation, including, for nearly nine years, mergers and acquisitions, corporate governance, and securities matters, and lastly, serving as the lead attorney and part of the leadership team for Microsoft's Worldwide Public Sector. Prior to her tenure at Microsoft, from January 1998 to August 2000, Ms. Vernal served as Senior Vice President, Chief Legal Officer, and Corporate Secretary of West Coast Bancorp. Ms. Vernal began her career as an attorney at the law firm of Graham & Dunn, P.C. in Seattle, Washington.

Ms. Vernal received her Juris Doctorate with honors from the University of Washington and her Bachelors of Business Administration, Summa Cum Laude, from California Lutheran University. She also graduated with Honors from Pacific Coast Banking School, executive business management training for financial institution executives and regulators.

Election of Officers

Our executive officers are elected by, and serve at the discretion of, the Board. There are no family relationships among any of our directors or executive officers.

Executive Officers	14

PART 4 – NAMED EXECUTIVE OFFICER COMPENSATION

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to "smaller reporting companies," as such term is defined in the rules promulgated under the Securities Act. For the year ended December 31, 2014, our named executive officers were:

•
Keith R. Dunleavy, M.D., our Chief Executive Officer and Chairman of the Board;

•
Robert A. Wychulis, our President;

•
Christopher E. Greiner, our Chief Product and Operations Officer;

•
Thomas R. Kloster, our Chief Financial Officer; and

•
Joseph R. Rostock, our Chief Technology Officer.

Fiscal Year 2014 Compensation Tables

Summary Compensation Table

The following table sets forth a summary of all compensation that was awarded to, earned by or paid to, as applicable, each of our named executive officers for the year ended December 31, 2014.

Name And Principal Position	Salary ($)	Bonus[1] ($)	Stock Awards[2] ($)	Option Awards[3,4] ($)	All Other Compensation[5] ($)	Total ($)
Keith R. Dunleavy, M.D. Chief Executive Officer	205,012	—	—	—	4,891	209,903
Robert A. Wychulis President	201,935[6]	218,052	136,134	989,302	105	1,545,528
Christopher E. Greiner Chief Product and Operations Officer	307,395	271,726	243,465	394,119	107,309	1,324,014
Thomas R. Kloster Chief Financial Officer	255,776[7]	137,500	175,016	999,916	412	1,568,620
Joseph R. Rostock Chief Technology Officer	331,563	211,042	222,109	—	10,822	775,536

(1)
Represents the cash portion of the discretionary bonus awarded to the named executive officers (other than Dr. Dunleavy) by our Compensation Committee in March 2015 for service in 2014.
(2)
The amounts reported in the "Stock Awards" column represent the grant date fair value of restricted stock units, computed in accordance with FASB ASC Topic 718, that were granted to our named executive officers (other than Dr. Dunleavy) as part of the discretionary bonus awarded by our Compensation Committee in March 2015 for service in 2014.
(3)
The amounts reported in the Option Awards column represent the grant date fair value of the stock options granted to the named executive officers (other than Dr. Dunleavy) during 2014, computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in the "Option Awards" column are set forth in our Annual Report on Form 10-K for the year ended December 31, 2014 in Note 8 to the consolidated financial statements and under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies and Estimates – Stock-Based Compensation." Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the named executive officers upon exercise of the options
Named Executive Officer Compensation	15

(4)
Messrs. Wychulis and Kloster were awarded options to purchase 275,265 and 289,495 shares, respectively, in connection with the commencement of their employment in May 2014 and March 2014, respectively. Mr. Greiner was awarded options to purchase an aggregate of 346,340 shares in connection with his hiring as Chief Product Officer in May 2013 and his promotion to Chief Product and Operations Officer in May 2014.
(5)
For Dr. Dunleavy, Mr. Kloster, and Mr. Rostock, represents matching contributions under our 401(k) plan and premium payments for life insurance, and for Mr. Wychulis, represents premium payments for life insurance and for Mr. Greiner represents relocation expense reimbursement, matching contributions under our 401(k) plan and premium payments for life insurance.
(6)
Represents the pro rata portion of Mr. Wychulis' $350,000 base salary, based on his start date of May 19, 2014.
(7)
Represents the pro rata portion of Mr. Kloster's $350,000 base salary, based on his start date of March 24, 2014.

Outstanding Equity Awards at Fiscal Year-End

This table provides information on unvested stock awards held by the named executive officers on December 31, 2014.

	Option Awards

Name	Option Grant Date	Number Of Securities Underlying Unexercised Options Exercisable Shares (#)	Number Of Securities Underlying Unexercised Options Unexercisable Shares[1] (#)	Option Exercise Price ($)	Option Expiration Date
Keith R. Dunleavy, M.D.	—	—	—	—	—
Robert A. Wychulis	8/15/2014	—	275,265[1]	7.89	8/14/2024
Christopher E. Greiner	6/30/2013	46,447	185,790	6.68	6/29/2023
	5/2/2014	—	114,105	7.03	5/1/2024
	5/14/2014	—	45,490	7.50	5/13/2024
Thomas R. Kloster	5/14/2014	—	289,495[1]	7.50	5/13/2024
Joseph R. Rostock	6/30/2013	46,447	185,790	6.68	6/29/2023
	5/14/2014	—	41,355	7.50	5/13/2024

(1)
The shares underlying these options vest 20% on each of the first five anniversaries of the date of grant.

Employment Agreements

We have entered into employment agreements with each of our named executive officers, which may be terminated at any time by the named executive officer or the Company for any reason. The agreements provide for the principal terms and conditions of our named executive officers' employment, including their base salary, an indication of eligibility for an annual bonus opportunity (except with respect to Dr. Dunleavy), participation in our employee benefit plans as may be in effect from time to time, paid time off, and reimbursement of reasonable business expenses. Pursuant to the employment agreements, the base salary and target bonus amounts for each of our named executive officers is as follows:

Named Executive Officer	Base salary($)	Target Bonus (% of Base Salary)	Target Bonus Amount[1]
Keith R. Dunleavy, M.D.	205,000	—	—
Robert A. Wychulis	350,000	100	350,000
Christopher E. Greiner	307,500	100	307,500
Thomas R. Kloster	350,000	100	350,000
Joseph R. Rostock	333,125	100	333,125

(1)
Bonus awards generally are paid out one-third in cash and two-thirds in equity awards.
Named Executive Officer Compensation	16

If we terminate the employment of our named executive officers (with the exception of Dr. Dunleavy) other than for "cause" (as defined in the employment agreements), subject to named executive officer's execution and non-revocation of a release in favor of us, we will provide the named executive officer with a lump-sum cash severance benefit equal to the greater of (i) one month's base salary or (ii) one month's base salary per each full year of their service with us, subject to a maximum of six months' base salary.

Under the employment agreements, in the absence of express written consent by us to the contrary, each of our named executive officers will devote the entirety of their professional and business time, attention, skill, and energy exclusively to our business and will adhere to certain non-competition, confidentiality, and non-disclosure provisions.

Employee Benefit Plans

Our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life and accidental death and dismemberment insurance plans, short-term and long-term disability insurance, and flexible spending accounts, in each case, on the same basis as all of our other employees. We do not provide perquisites or personal benefits to our named executive officers.

401(k) Plan

We sponsor a Profit Sharing Plan and Trust ("401(k) Plan") which is intended to meet the requirements of Section 401(k) of the Code. Our employees generally are eligible to participate in the 401(k) Plan upon the completion of 30 days of service with us. We match employee contributions up to 4.0% of their compensation and our matching contributions vest immediately.

Pension Benefits

Aside from our 401(k) Plan, we do not maintain any pension plan or arrangement under which our named executive officers are entitled to participate or receive post-retirement benefits.

Equity Incentive Plans

Pre-IPO Long-Term Incentive Plan

Our Amended and Restated Long-Term Incentive Plan (as last amended on October 7, 2010) ("Pre-IPO Plan") was assumed by us in connection with our corporate reorganization prior to our initial public offering, and, as a result, options to purchase common stock of Inovalon, Inc. were assumed by us. We ceased issuing awards under the Pre-IPO Plan upon the implementation of the 2015 Plan (as defined below). The 2015 Plan became effective on the date of the completion of our initial public offering. As a result, we will not grant any additional awards under the Pre-IPO Plan and it has been terminated. However, any outstanding awards granted under the Pre-IPO Plan will remain outstanding, subject to the terms of our Pre-IPO Plan and applicable agreements, until such outstanding awards are exercised (if applicable) or terminate or expire by their terms.

2015 Omnibus Incentive Plan

Our 2015 Omnibus Incentive Plan ("2015 Plan") was adopted by the Board on January 14, 2015 and approved by our stockholders. The 2015 Plan became effective on the date of the completion of our initial public offering. The 2015 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and any parent and subsidiary employees, and for the grant of non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, cash-based awards (including annual cash incentives and long-term cash incentives), and any combination thereof to our employees, directors, and consultants and to employees, directors, and consultants of certain affiliated entities.

Named Executive Officer Compensation	17

We have reserved for issuance under the 2015 Plan shares of our Class A common stock equal to the sum of: (i) 7,335,430 shares of Class A common stock; and (ii) the number of shares of our Class A common stock in respect of the number of shares of our common stock underlying awards granted under the Pre-IPO Plan (6,940,055 as of July 21, 2015) that are forfeited, canceled, or expire (whether voluntarily or involuntarily).

The 2015 Plan will automatically terminate 10 years following the date it became effective, unless we terminate it sooner. In addition, the Board has the authority to amend, suspend or terminate the 2015 Plan provided such action does not impair the rights under any outstanding award.

2015 Employee Stock Purchase Plan ("ESPP")

The ESPP became effective on the date of the completion of our initial public offering and enables eligible employees to purchase shares of our Class A common stock at a discount. Purchases will be accomplished through participation in discrete offering periods. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code. We initially reserved 1,833,857 shares of our Class A common stock for issuance under the ESPP.

Under the ESPP, eligible employees are able to acquire shares of our Class A common stock by accumulating funds through payroll deductions. Our eligible employees will be able to select a rate of payroll deduction between 1% and 15% of their base cash compensation subject to a maximum payroll deduction per offering period of $7,500.

The ESPP will terminate on the 10th anniversary of its adoption by the Board, unless it is terminated earlier by our administrator.

Equity Compensation Plan Information as of December 31, 2014

The following table provides information about shares of our common stock that may be issued under our Pre-IPO Plan as of December 31, 2014. Our Pre-IPO was terminated upon the effectiveness of the 2015 Plan. However, any outstanding awards granted under the Pre-IPO Plan will remain outstanding, subject to the terms of our Pre-IPO Plan and applicable agreements, until such outstanding awards are exercised (if applicable) or terminate or expire by their terms.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights[1]	Weighted Average Exercise Price of Outstanding Options, Warrants, And Rights[2]	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders[1]	6,940,055	$5.97	—
Equity compensation plans not approved by security holders	—	—	—

Total	6,940,055	$5.97	—

(1)
Consists of 6,842,299 options outstanding and 97,756 restricted stock units awarded in November 2014.
(2)
Weighted average exercise price does not reflect restricted stock units awarded in November 2014.
Named Executive Officer Compensation	18

The following table gives information about the shares of our common stock that may be issued under our 2015 Plan as of June 30, 2015:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights[1]	Weighted Average Exercise Price of Outstanding Options, Warrants, And Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans[2]
Equity compensation plans approved by security holders[1]	148,219	—	7,187,211
Equity compensation plans not approved by security holders	—	—	—

Total	148,219	—	7, 187,211

(1)
Consists of restricted stock units granted in March 2015 in connection with 2014 bonus compensation and restricted stock awards granted in May 2015 in connection with the annual award for directors and incentive grants to certain employees.
(2)
Does not include shares that may become available under the 2015 Plan due to the forfeiture, cancellation, or expiration of awards granted under our Pre-IPO Plan.

Compensation Committee Interlocks and Insider Participation

Keith R. Dunleavy, M.D., our Chief Executive Officer and Chairman, served on our Compensation Committee during the year ended December 31, 2014. By his choice, at no time during which Dr. Dunleavy served on our Compensation Committee, did he receive any annual bonus, incentive equity, salary increase, or any other provision or change of compensation. For certain agreements between

Dr. Dunleavy and us, see "Certain Relationships and Related Party Transactions." None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on the Board or our Compensation Committee during the year ended December 31, 2014.

Compensation Consultant

To support the Compensation Committee in fulfilling its duties, the Compensation Committee directly retained an external compensation consultant to assist with its design and evaluation of compensation for our executive officers and directors. Pursuant to its charter, the Compensation Committee has the sole authority to retain, and replace as needed, compensation consultants to provide independent advice to the Compensation Committee, as well as the sole authority to approve the consultants' fees and other terms and conditions of retention.

During fiscal year 2015, the Compensation Committee retained Pearl Meyer & Partners ("Pearl Meyer") to provide executive and director compensation consulting services. During fiscal year 2015, Pearl Meyer did not provide any additional services to the Company or the Company's affiliates other than the compensation consulting services described herein.

Based upon and following receipt of the advice of Pearl Meyer, it is expected that the Compensation Committee will consider and adopt and recommend that the Board consider and adopt changes to the compensation payable to our Board and certain of our Named Executive Officers at the next meeting of the Compensation Committee and the Board, which is expected to occur shortly after the 2015 Annual Meeting of Stockholders. There can be no assurance

Named Executive Officer Compensation	19

that any such changes will be recommended or approved.

As required by its charter and by the Nasdaq listing standards, the Compensation Committee performed an independence assessment of Pearl Meyer and determined that Pearl Meyer should be considered independent based on the following factors:

•
Pearl Meyer provided no other services to the Company other than the compensation consulting services described herein.

•
The fees paid to Pearl Meyer by the Company were less than 1% of Pearl Meyer's total revenue for the year.
•
Pearl Meyer has developed and provided to the Company a Conflict of Interest Policy.

•
There are no business or personal relationships between Pearl Meyer and any member of the Compensation Committee or officer of the Company.

•
None of the advisers from Pearl Meyer owns any shares of the Company's common stock.

Accordingly, the Compensation Committee determined that the services provided by Pearl Meyer to the Compensation Committee did not give rise to any conflicts of interest.

Principal Stockholders

The following table sets forth certain information with respect to the beneficial ownership of our Class A and Class B common stock as of June 30, 2015 for:

•
each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our directors and executive officers as a group.

The SEC has defined "beneficial ownership" of a security to mean the possession, directly or indirectly, of voting power or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant, or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account, or similar arrangement, or (4) the automatic termination of a trust, discretionary account, or similar arrangement.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding (as shares of Class B common stock) all shares of common stock subject to options held by that person or entity that were exercisable on June 30, 2015, or that will become exercisable within 60 days thereafter, while such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Inovalon Holdings, Inc., 4321 Collington Road, Bowie, Maryland 20716. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. No shares of common stock beneficially owned by any executive officer or director have been pledged as security for a loan.

Named Executive Officer Compensation	20

Name of Beneficial Owner	Class A		Class B		% of Total

	Shares	%	Shares	%	Voting Power[1]
Keith R. Dunleavy, M.D.	—	—	54,947,255[2]	44.6	44.0
Robert A. Wychulis	—	—	55,053[4]	*	*
Christopher E. Greiner	—	—	124,813	*	*
Thomas R. Kloster	—	—	57,899	*	*
Daniel L. Rizzo	—	—	5,475,545[3]	4.4	4.3
Jason Z. Rose	—	—	321,749	*	*
Joseph R. Rostock	—	—	101,165[4]	*	*
Shauna L. Vernal	10,000	*	32,515	*	*
Denise K. Fletcher	2,698[5]	*	46,260[4]	*	*
André S. Hoffmann	2,698[5]	*	21,211,326[4,6]	17.2	17.0
Lee D. Roberts	2,698[5]	*	49,120[4]	*	*
William J. Teuber, Jr.	2,698[5]	*	30,715[4]	*	*
All executive officers and directors as a group (12 persons)	20,792	*	82,453,415	67.0	65.4
5% Stockholders
Meritas Group, Inc.	—	—	47,476,820[2]	38.6	38.0
Lapis Ventures SAC Limited	—	—	24,212,100[7]	19.7	19.4
Meritas Holdings, LLC	—	—	7,470,435[2]	6.1	6.0
Rick W. Lasch and Suzanne C.E. Lasch	—	—	7,017,560[8]	5.7	5.6

*
Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
(1)
Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. Holders of our Class B common stock are entitled to ten votes per share and will be convertible at any time into one share of Class A common stock, which will be entitled to one vote per share. For more information about the voting rights of our Class A and Class B common stock, see "Part 7 – Information About the Meeting – Voting Procedures – Voting Rights."
(2)
Consists of (i) 47,476,820 shares of Class B common stock held directly by Meritas Group, Inc. and (ii) 7,470,435 shares of Class B common stock held by Meritas Holdings, LLC. Dr. Dunleavy, as the sole officer and sole director of Meritas Group, Inc. and as sole non-member manager of Meritas Holdings, LLC, maintains sole voting and dispositive control over such shares. All ownership interests in Meritas Group, Inc. and Meritas Holdings, LLC are owned by an irrevocable trust for the sole benefit of Dr. Dunleavy's descendants and in which Dr. Dunleavy has no pecuniary interest.
(3)
Includes (i) 458,765 shares owned by an irrevocable charitable trust with an unrelated trustee over which shares Mr. Rizzo maintains dispositive control and (ii) 1,375,050 shares owned by an irrevocable trust for the sole benefit of Mr. Rizzo's son.
(4)
Consists of shares issuable upon the exercise of options exercisable within 60 days of June 30, 2015.
(5)
Consists of shares of restricted stock that will vest in full on May 28, 2016.
(6)
Includes (i) 4,522,595 shares of Class B common stock held directly by Mr. Hoffmann and (ii) and an aggregate of 16,688,731 shares of Class B common stock held by Lapis Ventures, SAC Limited on behalf of Lapis Healthcare and Lapis Data, respectively, in which Mr. Hoffmann and his children who reside with him, have pecuniary interests. Edward Allanby and Gary Sousa are the sole directors of Lapis Ventures, SAC Limited and maintain joint voting and dispositive power over the shares held by Lapis Ventures, SAC Limited.
(7)
Includes (i) 19,655,645 shares of Class B common stock held by Lapis Ventures, SAC Limited on behalf of Lapis Healthcare, (ii) 3,721,190 shares of Class B common stock held by Lapis Ventures, SAC Limited on behalf of Lapis Data, and (ii) 835,265 shares of Class B common stock held by Lapis Ventures, SAC Limited on behalf of Lapis Medical. Edward Allanby and Gary Sousa are the sole directors of Lapis Ventures, SAC Limited and maintain joint voting and dispositive power of the shares held by Lapis Ventures, SAC Limited. Mr. Allanby and Mr. Sousa disclaim beneficial ownership of the shares held by Lapis Ventures, SAC Limited.
Named Executive Officer Compensation	21

(8)
Richard W. Lasch and Suzanne C.E. Lasch are husband and wife. Share numbers include (i) 2,406,245 shares of Class B common stock owned by Mr. Lasch and as to which he has sole investment discretion and voting power, (ii) an aggregate of 1,771,130 shares of Class B common stock held by three trusts of which Mr. Lasch is the trustee and as to which he has sole investment discretion and voting power and (iii) an aggregate of 2,840,185 shares of Class B common stock held by two trusts of which Mrs. Lasch is the trustee and as to which she has sole investment discretion and voting power.

Section 16(a) – Beneficial Ownership Reporting Compliance

Our executive officers and directors and persons who own more than 10% of a class of our equity securities registered pursuant to Section 12 of the Exchange Act are required to file certain reports with the SEC, disclosing the amount and nature of their beneficial ownership in common stock, as well as changes in that ownership. We had no equity securities registered pursuant to Section 12 of the Exchange Act during the year ended December 31, 2014 and, as a result, no such reports were required to be filed.

Named Executive Officer Compensation	22

PART 5 – AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board, a copy of which is available on our website at investors.inovalon.com under the "Governance" section.

The Board has the ultimate authority for effective corporate governance, including oversight of the management of the Company. The Audit Committee assists the Board in fulfilling its responsibilities by overseeing our accounting and financial reporting processes, the audits of our consolidated financial statements, the qualifications and performance of the independent registered public accounting firm engaged as our independent auditor, and the performance of our internal audit function.

The Audit Committee relies on the expertise and knowledge of management, and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of our consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of our system of internal control. Our independent auditor, Deloitte & Touche LLP ("Deloitte & Touche"), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Audit Committee has reviewed and discussed with management and the independent auditor our audited consolidated financial statements and related footnotes for the fiscal year ended December 31, 2014, and the independent auditor's report on those financial statements. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. Deloitte & Touche presented the matters required to be discussed with the Audit Committee by Public Company Accounting Oversight Board (United States) Auditing Standard AU Section 380, Communication with Audit Committees, and Rule 2-07 of SEC Regulation S-X. This review included a discussion, with management and the independent auditor, of the quality (not merely the acceptability) of our accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in our consolidated financial statements, including the disclosures relating to critical accounting policies.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

The Audit Committee recognizes the importance of maintaining the independence of Inovalon's independent auditor, both in fact and appearance, and takes a number of measures to ensure independence. The Audit Committee leads the selection of the lead audit engagement partner, working with Deloitte & Touche with input from management. As part of its auditor engagement process, the Audit Committee considers whether to rotate the independent registered public accounting firm. The Audit Committee has established a policy pursuant to which all services, audit and non-audit, provided by the independent auditor must be pre-approved by the Audit Committee or its delegate. This policy prohibits the independent auditor from providing non-audit services such as bookkeeping or financial systems design and implementation. In addition, Deloitte & Touche has provided the Audit Committee with the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence. The Audit Committee has reviewed these materials and discussed the firm's independence with Deloitte & Touche.

Audit Committee Matters	23

As provided in its charter, the Audit Committee also assessed Deloitte & Touche's performance as independent auditor during fiscal year 2014. The Audit Committee assessed the performance of the Deloitte & Touche audit team and the lead audit engagement partner.

Following this evaluation, the Audit Committee concluded that the selection of Deloitte & Touche as the independent registered public accounting firm for fiscal year 2015 is in the best interest of the Company and its stockholders. The Board recommends that stockholders ratify this selection at the 2015 Annual Meeting.

Respectfully submitted,

The Audit Committee of the Board of Directors

Denise K. Fletcher (Chair)
Lee D. Roberts
William J. Teuber, Jr.

Audit Committee Matters	24

Fees Billed by Deloitte & Touche LLP

This table presents fees for professional audit services rendered by Deloitte & Touche for the audit of our annual financial statements for the years ended December 31, 2014 and 2013, and fees billed for other services rendered by Deloitte & Touche during those periods (in thousands).

	Year ended December 31,
	2014	2013
Audit and audit related fees[1]	$594	$318
Tax fees[2]	482	435
All other fees[3]	45	43

Total	$1,121	$796

(1)
Fees for audit and audit related services include audit of annual financial statements, reviews of quarterly financial statements, statutory and regulatory audits, comfort letters, consents and other matters related to SEC filings.
(2)
Fees for tax services include corporate tax compliance and tax planning services.
(3)
Fees for other services include fees billed for permitted services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee's policy is to review and pre-approve, either pursuant to the our Audit and Non-Audit Services Pre-Approval Policy (the "Pre-Approval Policy") or through a separate pre-approval by the Audit Committee, any engagement of our independent auditor to provide any permitted non-audit service to us. Pursuant to the Pre-Approval Policy, which the Audit Committee will review and reassess periodically, a list of specific services within certain categories of services, including audit, audit-related and tax services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit

Committee. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. Additionally, all audit and permissible non-audit services in excess of the pre-approved fee level, whether or not included on the pre-approved list of services, must be separately pre-approved by the Audit Committee. The Audit Committee has delegated authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services, for which the estimated cost for such services shall not exceed $100,000 in the aggregate for any calendar year. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement.

Audit Committee Matters	25

PART 6 – PROPOSALS TO BE VOTED ON AT THE MEETING

Election of Directors

Five directors have been nominated for election at the 2015 Annual Meeting to hold office until the 2016 Annual Meeting. The nominees were evaluated and recommended by the Nominating and Corporate Governance Committee in accordance with its charter and by the Board in accordance with our Board of Directors Corporate Governance Charter. For additional information about the nominees and their qualifications, please see Part 2 – "Board of Directors – Director Nominations and Qualifications."

Each director will be elected by a vote of the plurality of the votes cast, meaning that the number of shares cast "for" a director's election exceeds the number of votes "withheld" from that director's election.

Our Board of Directors recommends a vote FOR the election to the Board of each of the following nominees:

Name	Age	Director since	Position
Keith R. Dunleavy	46	2006	Chief Executive Officer and Chairman of the Board
Denise K. Fletcher	66	2012	Independent Director
André S. Hoffmann	57	2008	Independent Director
Lee D. Roberts	62	2012	Independent Director
William J. Teuber, Jr.	63	2013	Independent Director

Ratification of Independent Auditor

The Audit Committee has selected Deloitte & Touche as our independent registered public accounting firm for fiscal year 2015, and the Board asks stockholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise our independent auditor, the Board considers the selection of the independent auditor to be an important matter of stockholder concern and is submitting the selection of Deloitte & Touche for ratification by stockholders as a matter of good corporate practice. The Board considers the selection of Deloitte & Touche as our independent auditor for fiscal year 2015 to be in the best interests of the Company and its stockholders.

The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required to approve the ratification of the selection of Deloitte & Touche as our independent registered auditor for the current fiscal year. In the event the stockholders do not ratify the selection of Deloitte & Touche, the Audit Committee will reconsider its selection, but still may determine that the appointment of our independent registered public accounting firm is in the best interests of Inovalon and its stockholders. Even if the appointment is ratified by the stockholders, the Audit Committee, in its discretion, may appoint a different independent auditor at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors recommends a vote FOR the ratification of the independent auditor.

Proposals to be Voted on at the Meeting	26

Proposals of Stockholders for 2016 Annual Meeting of Stockholders

Stockholder proposals submitted for inclusion in our 2016 proxy statement pursuant to SEC Rule 14a-8 must be received by us no earlier than the close of business on April 21, 2016 and no later than the close of business May 21, 2016; provided however, in the event that the date of the 2016 Annual Meeting is more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2015 Annual Meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to the 2016 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2016 Annual Meeting or the 10th day following the day on which public announcement of the date of the meeting is first made.

In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article I, Section 1 of our bylaws, which are on file with the SEC and may be obtained from our Secretary upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the stockholders for the 2016 Annual Meeting must be received no earlier than the close of business on April 21, 2016 and no later than the close of business May 21, 2016; provided however, in the event that the date of the 2016 Annual Meeting is more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2015 Annual Meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to the 2016 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2016 Annual Meeting or the 10th day following the day on which public announcement of the date of the meeting is first made.

Proposals to be Voted on at the Meeting	27

PART 7 – INFORMATION ABOUT THE MEETING

This Proxy Statement was first mailed to stockholders on or about July 21, 2015. It is furnished in connection with the solicitation of proxies by the Board to be voted at the 2015 Annual Meeting for the purposes set forth in the accompanying Notice of 2015 Annual Meeting of Stockholders. The 2015 Annual Meeting will be held at the Loews Annapolis Hotel, located at 126 West Street, Annapolis, MD, 21401, on August 19, 2015, at 10:00 a.m.

Eastern Time. Stockholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A stockholder may revoke a proxy by delivering a signed statement to our Corporate Secretary at or prior to the 2015 Annual Meeting or by timely executing and delivering, by Internet, telephone, mail, or in person at the 2015 Annual Meeting, another proxy dated as of a later date.

Proof of Ownership Required for Attending Meeting in Person

You are entitled to attend the 2015 Annual Meeting only if you are a stockholder as of the close of business on June 30, 2015, the record date, or hold a valid proxy for the meeting. In order to be admitted to the 2015 Annual Meeting, you must present proof of ownership of company stock on the record date. This can be:

•
a brokerage statement or letter from a bank or broker indicating ownership on June 30, 2015,

•
a proxy card,
•
a voting instruction form, or

•
a legal proxy provided by your broker, bank or nominee.

Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of the proof of ownership. Stockholders and proxy holders must also present a form of photo identification such as a driver's license. We will be unable to admit anyone who does not present identification or refuses to comply with our security procedures.

Solicitation of Proxies

The Board is soliciting the proxy accompanying this Proxy Statement. Proxies may be solicited by officers, directors, and employees of the Company, none of whom will receive any additional compensation for their services. These solicitations may be made personally or by mail, facsimile, telephone, messenger, email, or the Internet. We will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. We will pay all proxy solicitation costs.

Stockholders of record at the close of business on June 30, 2015 will be entitled to vote at the meeting. Holders of our Class A common stock will be entitled to vote on the basis of one vote for each share held. Holders of our Class B common stock will be entitled to vote on the basis of ten votes for each share held. On June 30, 2015, there were 25,436,749 shares of Class A common stock outstanding, held of record by 5,486 stockholders and 122,291,720 shares of Class B common stock outstanding, held of record by 71 stockholders.

Householding

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the 2015 Annual Meeting, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address

Information about the Meeting	28

unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Inovalon Holdings, Inc. at 4321 Collington Road, Bowie, Maryland 20716, Attention: Corporate Secretary, or contact us by telephone at (301) 809-4000. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Implications of Being An "Emerging Growth Company"

We are an "emerging growth company," as defined in the Jumpstart Our Business Startups Act, enacted on April 5, 2012 (the "JOBS Act"). For as long as we are an "emerging growth company," we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not "emerging growth companies," including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding stockholder advisory "say-on-pay" votes on executive compensation and stockholder advisory votes on golden parachute compensation.

Under the JOBS Act, we will remain an "emerging growth company" until the earliest of:

•
the last day of the fiscal year during which we have total annual revenue of $1 billion or more;
•
the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt securities;

•
the date on which we are deemed to be a "large accelerated filer" under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (we will qualify as a large accelerated filer as of the first day of the first fiscal year after we have (i) more than $700 million in outstanding common equity held by our non-affiliates and (ii) been subject to the requirements of Section 13(a) or 15(d) of the Exchange Act for at least 12 calendar months; (the value of our outstanding common equity held by our non-affiliates will be measured each year on the last day of our second fiscal quarter); and

•
the last day of the fiscal year following the fifth anniversary of our initial public offering.

Election of Directors

Five directors are to be elected at the 2015 Annual Meeting to hold office until the 2016 Annual Meeting, and until their respective successors are elected and qualified. If, for any reason, the directors are not elected at an annual meeting, they may be elected at a special meeting of stockholders called for that purpose in the manner provided by our Bylaws. The accompanying proxy will be voted in favor of the nominees presented in Part 2 – "Board of Directors – Our Director Nominees"

to serve as directors unless the stockholder indicates to the contrary on the proxy. All the nominees are current directors.

The Board expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee designated by our Board.

Information about the Meeting	29

Voting Procedures

Voting Rights

Holders of our Class A common stock and Class B common stock have identical voting rights, except that holders of our Class A common stock are entitled to one vote per share and holders of our Class B common stock are entitled to ten votes per share. Holders of shares of

Class A common stock and Class B common stock will vote together as a single class on both proposals presented at the 2015 Annual Meeting. Dissenters' rights are not applicable to any of the matters being voted upon at the 2015 Annual Meeting.

Vote Required; Effect of Abstentions and Broker Non-Votes

The shares of a stockholder whose ballot on any or all proposals is marked as "abstain" will be included in the number of shares present at the 2015 Annual Meeting to determine whether a quorum is present. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how to vote your shares through the voting instruction form included with this Proxy Statement. If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a "legal proxy" from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as "uninstructed shares." Whether your broker or custodian has the discretion to vote these shares on your behalf depends on the ballot item. The following table summarizes the votes required for passage of each proposal and the effect of abstentions and uninstructed shares held by brokers.

Proposal Number	Item	Votes Required For Approval	Abstentions	Uninstructed Shares
1	Election of directors	Plurality	Not voted	Not voted
2	Ratification of independent auditor	Majority of voting power represented in person or by proxy	Not voted	Discretionary vote

Where to Find More Proxy Voting Information

•
The SEC website has a variety of information about the proxy voting process at www.sec.gov/spotlight/proxymatters.shtml.

•
You may view our annual report and vote your shares at www.proxyvote.com.
•
Contact the broker or bank through which you beneficially own your shares.

Where to Find Our Corporate Governance Documents

Each of our Board committees has a charter. Copies of our Board committee charters and other governance documents listed in Part 1 can be found on our website at investors.inovalon.com under the "Governance" section.

We will provide any of the foregoing information to a stockholder without charge upon written request to 4321 Collington Road, Bowie, Maryland 20716, Attention: Corporate Secretary.

Information about the Meeting	30

Other Business

The Board does not intend to bring any other business before the 2015 Annual Meeting. A group of eligible stockholders notified us of their intent to propose a resolution at the Annual Meeting that, if approved, would, among other things, request that Inovalon should compensate the proponents in connection with an alleged wrongful death matter regarding a former employee of Inovalon. Inovalon believes that any such matter and the related proposal is without merit. This stockholder proposal is referred to as the "Floor Proposal." We know of no other matters to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this Proxy Statement and the possible submission of the Floor Proposal.

The Floor Proposal was not submitted under Rule 14a-8 under the Exchange Act and the stockholders did not seek to have the Floor Proposal included in this Proxy Statement. Accordingly, the Floor Proposal may be presented at the meeting but is not included in this Proxy Statement. If the Floor Proposal is presented at the Annual Meeting, then to the extent permitted by applicable rules, the proxy holders will have, and intend to exercise, discretionary voting authority under Rule 14a-4(c) under the Exchange Act to vote AGAINST the Floor Proposal. As to any other business that may properly come before the meeting, proxies will be voted in accordance with the judgment of the persons voting such proxies.

Representatives of Deloitte & Touche LLP, our independent auditor for fiscal year 2014 and the current fiscal year, will be present at the 2015 Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

DATED: Bowie, Maryland, July 21, 2015.

Information about the Meeting	31

DRIVING DIRECTIONS AND PARKING

Downtown Annapolis

Loews Annapolis Hotel 126 West Street Annapolis, MD 21401 (410) 263-7777 http://www.loewshotels.com/annapolis/

From Baltimore/Washington International Airport

From Washington DC

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Head east on Elm Rd

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Continue onto I-95 W

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Take exit 1 for MD-170 toward I-97/Annapolis/Bay Bridge

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Turn right at Aviation Blvd/S Camp Meade Rd/MD-170 N

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Continue to follow Aviation Blvd

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Turn left at Cromwell Park Drive

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Take the ramp onto I-97 S

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Take the exit toward US-50 E/US-301 N/Annapolis/Bay Bridge

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Merge onto US-301 N/US-50 E

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Take exit 23 for MD-450 E

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Merge onto Riva Rd

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Turn left at MD-450 E/West St

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At the traffic circle, take the 2nd exit onto Spa Rd

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Continue onto West St

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Arrive at Loews Annapolis Hotel
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Take US-50 East toward Annapolis

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At exit 24, take ramp right for MD-70 toward Annapolis

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Keep right onto Rowe Blvd

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Bear right onto Calvert St

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Turn right onto MD-450/West St

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Arrive at 126 West St, Annapolis, MD 21401

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The last intersection is Lafayette Ave

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If you reach Munroe Ct, you've gone too far

Parking

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On-site parking available

o
Self-parking: $20

o
Valet parking: $23

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Premium Room guests receive complimentary self-parking
Driving Directions and Parking	32

INOVALON HOLDINGS, INC. 4321 COLLINGTON ROAD BOWIE, MD 20716

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on August 18, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on August 18, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M94880-P68074	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INOVALON HOLDINGS, INC.	For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	All	All	Except
The Board of Directors recommends you vote FOR the following:
1. Election of Directors	☐	☐	☐
Nominees:
01) Keith R. Dunleavy, M.D.		04) Lee D. Roberts.
02) Denise K. Fletcher		05) William J. Teuber, Jr.
03) André S. Hoffmann

The Board of Directors recommends you vote FOR the following proposal:					For	Against	Abstain

2. To ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2015.					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report/Form 10-K are available at www.proxyvote.com.

M94881-P68074

INOVALON HOLDINGS, INC.
Annual Meeting of Stockholders
August 19, 2015 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Keith R. Dunleavy,  M.D. and Shauna L. Vernal, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated  on the reverse side of this ballot, all of the shares of common stock of INOVALON HOLDINGS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on August 19, 2015, at the Loews Annapolis Hotel, 126 West Street, Annapolis, MD 21401, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side